SECURITIES AND EXCHANGE COMMISSION

               Washington, D.C.  20549


                      FORM 8-K


                   CURRENT REPORT


         Pursuant to Section 13 or 15(d) of
         The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 15, 1997


            Credit Acceptance Corporation
(Exact name of registrant as specified in its charter)


                      Michigan
   (State or other jurisdiction of incorporation)

    000-20202                           38-1999511
(Commission File Number)      (IRS Employer Identification No.)

25505 West Twelve Mile Road, Suite 3000, Southfield, Michigan 48034-8339
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (248) 353-2700

                   Not Applicable
(Former name or former address, if changed since last report)




































ITEM 5.  OTHER EVENTS.

     On December 15, 1997, Credit Acceptance Corporation issued a press release announcing that amendments to its loan agreements had been approved by holders of its senior notes and by its bank lenders. The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99:Press Release, dated December 15, 1997.


                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


December 17, 1997                  CREDIT ACCEPTANCE CORPORATION


                                   /s/ Brett A. Roberts
                                   -----------------------------
                                   By: Brett A. Roberts
                                   Executive Vice President and
                                   Chief Financial Officer